EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Beneficial Bancorp, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Gerard P. Cuddy
Gerard P. Cuddy
President and Chief Executive Officer

/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and Chief
Financial Officer

Date:  February 28, 2018